Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of February 20, 2009

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization
Apache Corporation (New Jersey)	New Jersey
Apache Crude Oil Marketing, Inc.	Delaware
Apache Delaware Investment LLC	Delaware
Apache Delaware V LLC	Delaware
Apache Dory Corporation LDC	Cayman Islands
Apache East Ras Budran Corporation LDC	Cayman Islands
Apache Energy Limited	Western Australia
Apache Australia Offshore Holdings Pty Ltd	Western Australia
Apache PVG Pty Ltd	Western Australia
Apache Coniston Novara Holdings Pty Ltd	Western Australia
Apache Coniston Novara Pty Ltd	Western Australia
Apache DCDP Holdings Pty Ltd	Western Australia
Apache DCDP Pty Ltd	Western Australia
Apache East Spar Pty Limited	Western Australia
Apache Halyard Holdings Pty Ltd	Western Australia
Apache Halyard Pty Ltd	Western Australia
Apache Hurricane Holdings Pty Ltd	Western Australia
Apache Hurricane Pty Ltd	Western Australia
Apache Julimar Holdings Pty Ltd	Western Australia
Apache Julimar Pty Ltd	Western Australia
Apache Kersail Pty Ltd	Victoria, Australia
Apache Macedon Holdings Pty Ltd	Western Australia
Apache Macedon Pty Ltd	Western Australia
Apache Maitland Holdings Pty Ltd	Western Australia
Apache Maitland Pty Ltd	Western Australia
Apache Northwest Pty Ltd.	Western Australia
Apache Oil Australia Pty Limited	New South Wales, Australia
Apache Permits Pty Ltd	Western Australia
Apache Reindeer Holdings Pty Ltd	Western Australia
Apache Reindeer Pty Ltd	Western Australia
Apache Finance Louisiana Corporation	Delaware
Apache Foundation	Minnesota
Apache Gathering Company	Delaware
Apache GOM Pipeline, Inc.	Delaware
Apache Holdings, Inc.	Delaware
Apache International LLC (formerly Apache International, Inc.)	Delaware
Apache North America, Inc.	Delaware
Apache Egypt Midstream Holdings I LDC	Cayman Islands
Apache Egypt Midstream Holdings II LDC	Cayman Islands
Apache Egypt Midstream Holdings III LDC	Cayman Islands
Apache Egypt Midstream Holdings IV LDC	Cayman Islands
Apache Elver Corporation LDC	Cayman Islands
Apache Finance Australia Pty Limited	Australian Capital Territory
Apache Finance Pty Limited	Australian Capital Territory
Apache Australia Management Pty Limited	Victoria, Australia
Apache Australia Holdings Pty Limited	Western Australia
Apache Khalda Corporation LDC	Cayman Islands
Apache Madfish Corporation LDC	Cayman Islands
Apache Qarun Corporation LDC	Cayman Islands
Apache Qarun Exploration Company LDC	Cayman Islands
Apache Louisiana Holdings, LLC	Delaware

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of February 20, 2009

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization
Apache Louisiana Minerals LLC (formerly Apache Louisiana Minerals, Inc.)	Delaware
Apache Marketing, Inc.	Delaware
Apache Midstream Enterprises, Inc.	Delaware
Apache Oil Corporation	Texas
Apache Overseas, Inc.	Delaware
Apache Abu Gharadig Corporation LDC	Cayman Islands
Apache Argentina Corporation LDC	Cayman Islands
Apache Asyout Corporation LDC	Cayman Islands
Apache China Management LDC	Cayman Islands
Apache China Holdings LDC	Cayman Islands
Apache Darag Corporation LDC	Cayman Islands
Apache East Bahariya Corporation LDC	Cayman Islands
Apache El Diyur Corporation LDC	Cayman Islands
Apache Enterprises LDC	Cayman Islands
Apache Faiyum Corporation LDC	Cayman Islands
Apache FC Petrolera Argentina S.A. (formerly Apache FC Argentina Company LDC)	Argentina
Apache Madera Corporation LDC	Cayman Islands
Apache Matruh Corporation LDC	Cayman Islands
Apache Mediterranean Corporation LDC	Cayman Islands
Apache Luxembourg Holdings I S.a.r.l	Luxembourg
Apache Luxembourg Holdings II S.a.r.l.	Luxembourg
Apache Luxembourg Holdings III LDC	Cayman Islands
Apache North Bahariya Corporation LDC	Cayman Islands
Apache North El Diyur Corporation LDC	Cayman Islands
Apache North Sea Holdings LDC	Cayman Islands
Apache North Sea Management LDC	Cayman Islands
Apache International Holdings LLC	Delaware
Apache International Finance S.à r.l.	Luxembourg
Apache International Holdings II LLC	Delaware
Apache North Sea Investment	England and Wales
Apache North Sea Limited	England and Wales
Apache North Tarek Corporation LDC	Cayman Islands
Apache Petrolera Argentina S.A.	Argentina
Apache Shushan Corporation LDC	Cayman Islands
Apache South Umbarka Corporation LDC	Cayman Islands
Apache Umbarka Corporation LDC	Cayman Islands
Apache West Kalabsha Corporation LDC	Cayman Islands
Apache West Kanayis Corporation LDC	Cayman Islands
Apache Permian Basin Investment Corporation	Delaware
Apache Permian Basin Corporation	Delaware
LeaCo New Mexico Exploration and Production LLC	Delaware
Permian Basin Joint Venture LLC	Delaware
Apache Ravensworth Corporation LDC	Cayman Islands
Apache Shady Lane Ranch Inc.	Delaware
Apache Stoneaxe Corporation LDC	Cayman Islands
Apache Transfer Company	Delaware
Apache Transmission Corporation — Texas	Texas
Apache UK Limited	England and Wales
Apache Lowendal Pty Limited	Victoria, Australia
Apache West Texas Acquisition Corporation	Delaware
Texas and New Mexico Exploration LLC	Delaware

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of February 20, 2009

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization
Apache West Texas Holdings, Inc.	Delaware
Apache West Texas Investment LLC	Delaware
CV Energy Corporation	Delaware
Clear Creek Hunting Preserve, Inc.	Wyoming
Cottonwood Aviation, Inc.	Delaware
DEK Energy Company	Delaware
Apache Finance Canada Corporation	Nova Scotia, Canada
Apache Canada Management Ltd	Alberta, Canada
Apache Canada Holdings Ltd	Alberta, Canada
Apache Canada Management II Ltd	Alberta, Canada
Apache Finance Canada II Corporation	Nova Scotia, Canada
Apache Canada Ltd.	Alberta, Canada
Apache Canada Argentina Holdings ULC	Alberta, Canada
Apache Austria Investment LDC	Cayman Islands
Apache Canada Argentina Investment ULC	Alberta, Canada
Apache Natural Resources Petrolera
Argentina S.R.L.	Argentina
*TDF Oil and Gas Company LDC	Cayman Islands
Petrolera TDF Company S.R.L.	Argentina
*TDF O&G Company LDC	Cayman Islands
*LF Oil and Gas Company LDC	Cayman Islands
Petrolera LF Company S.R.L.	Argentina
*LF O&G Company LDC	Cayman Islands
*Neuquen Oil and Gas Company LDC	Cayman Islands
Apache Energía Argentina S.R.L.	Argentina
*Neuquen O&G Company LDC	Cayman Islands
*Apache Austria Finance GmbH	Austria
*Apache Austria Holding GmbH	Austria
Apache Canada Chile Holdings ULC	Alberta, Canada
Apache Chile Energìa SPA	Chile
Apache Canada Chile Investment ULC	Alberta, Canada
Apache Canada GP Ltd	Alberta, Canada
Apache Canada Properties Ltd.	Alberta, Canada
Apache Canada Zama Pipeline Ltd.	Federal - Canada
Apache FC Capital Canada Inc.	Alberta, Canada
Apache FC Canada Enterprises Inc.	Alberta, Canada
Apache Lenga Holdings LDC	Cayman Islands
Apache Lenga Investment LLC	Delaware
Apache Rusfin Investment LLC	Delaware
GOM Operating Company	Delaware
GOM Shelf, LLC	Delaware
Nile Weavers, Inc.	Delaware
Phoenix Exploration Resources, Ltd.	Delaware
TEI Arctic Petroleum (1984) Ltd.	Alberta, Canada
Texas International Company	Delaware
Wheelco Energy LLC	Delaware

*	In liquidation